Summary Prospectus Aggressive Growth Allocation Strategy AUGUST 1, 2010 as revised November 2, 2010 Class / Ticker Symbol A / SLAAX C / CLVLX I / CVMGX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Aggressive Growth Allocation Strategy (the “Fund”) seeks high capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 32 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.91%	0.91%	0.91%

Total Annual Fund Operating Expenses	1.54%	2.24%	1.24%
Fee Waivers and/or Expense Reimbursements(1)	(0.13)%	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.41%	2.11%	1.11%

(1)	The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for the A, C and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

August 1, 2010	1	Summary Prospectus

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$710	$1,021	$1,355	$2,294
C Shares	$314	$688	$1,188	$2,565
I Shares	$113	$381	$668	$1,489

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

A Shares	$710	$1,021	$1,355	$2,294
C Shares	$214	$688	$1,188	$2,565
I Shares	$113	$381	$668	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in RidgeWorth Equity Funds and exchange traded funds (“ETFs”) that invest in equities (together, “Underlying Funds”). The Fund’s remaining assets may be invested in money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

The Fund may invest in an Underlying Fund that:

–	invests in common stocks of real estate investment trusts (“REITs”) and companies principally engaged in the real estate industry.

–	invests in common stocks and other equity securities of U.S. and non U.S. companies. The Underlying Fund may invest in companies of any size and in both developed and emerging markets.

–	is a 130/30 fund. A 130/30 fund is a fund that invests approximately 130 percent of its assets in long positions, either directly or indirectly through derivatives, while approximately 30 percent of its assets are sold short, either directly or indirectly through derivatives. The proceeds from the short strategies may be used to purchase all or a portion of the additional 30 percent of the long positions.

–	invests in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”, which are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

In selecting a diversified portfolio of Underlying Funds, the Adviser analyzes many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses.

The table below shows how the Adviser currently expects to allocate the Fund among asset classes. The table also shows the sectors within those asset classes to which the Fund will currently have exposure.

Investment Range
(Percentage of the
Aggressive Growth
Allocation
Asset Class	Strategy’s Assets)

Underlying Equity Funds	80-100%
U.S. Equities
International Equities
Emerging Market Equities
(All Capitalizations)

Underlying Money Market Funds	0-20%

Principal Investment Risks

The value of an investment in the Fund is based primarily on the performance of the Underlying Funds and the allocation of the Fund’s assets among them. The Adviser’s asset allocation decisions may not anticipate market trends successfully. The risks of the Fund will directly correspond to the risks of the Underlying Funds in which it invests. These risks will vary depending upon how the assets are allocated among the Underlying Funds. The risks associated with investing in the Underlying Funds are described in this section.

Equity Risk: Stock prices may fall over short or extended periods of time. The value of the Fund’s securities may fluctuate drastically from day to day.

Large Company Risk: Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Smaller Company Risk: Small and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of a larger company. Smaller companies may be newer or less established

Summary Prospectus	2	August 1, 2010

and may have limited resources, products and markets. They may be less liquid.

Style Risk (Value): A value investing style may be out of favor in the marketplace. The potential value of a security as perceived by an Underlying Fund’s investment subadviser may never be realized by the market.

Style Risk (Growth): Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Real Estate Risk: An investment in the Fund may be subject to many of the same risks as a direct investment in real estate and the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, credit risk, property values, property tax increases, overbuilding and increased competition, increasing vacancies or declining rents, environmental contamination, zoning and natural disasters.

Because the Fund concentrates its investments in the real estate industry, the Fund’s performance will be closely linked to the performance of the real estate markets.

Foreign Investment Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

Exchange Traded Fund Risk: The risk of owning shares of an ETF generally reflects the risk of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short Sales Risk: If the price of a stock goes up after a short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The amount of loss on a short sale is theoretically unlimited, as there is no maximum attainable price of the shorted security.

Leverage Risk: The Fund’s short sales effectively leverage the Underlying Fund’s assets. It is possible that the Underlying Fund may lose money on both long and short positions at the same time. The Underlying Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Underlying Fund to use its other assets to increase the collateral. Leverage also creates interest expenses that may decrease the Fund’s overall returns.

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations.

Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

Derivatives Risk: Because the Fund may invest in derivatives, the Fund is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
16.09%	-21.29%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was -6.45%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. These returns reflect applicable sales charges and assume shareholders redeem all of their shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for

August 1, 2010	3	Summary Prospectus

only the I Shares. After-tax returns for other classes will vary.

	1 Year	5 Year	10 Years

A Shares Returns Before Taxes	21.63%	-0.07%	1.47%

C Shares Returns Before Taxes	27.42%	0.49%	1.79%

I Shares Returns Before Taxes	29.52%	1.44%	2.27%

I Shares Returns After Taxes on Distributions	29.15%	-0.39%	0.91%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	19.44%	0.86%	1.55%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	-0.95%

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser

RidgeWorth Investments is the Fund’s investment adviser.

Portfolio Management

Mr. Alan Gayle, Managing Director of the Adviser, has managed the Fund since its inception in December 1992.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Funds offer I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

RFSUM-LVA-0810